EXHIBIT 99.2


                               RETAINER AGREEMENT

     This Retainer Agreement (this "Agreement") is entered into as of July __, 2005 (the "Effective Date") between PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("PRGX"), and DAVID A. COLE ("Director").

     The Board of Directors of PRGX (the "Board") has appointed Director to the position of Non-Executive Chairman of the Board ("Non-Executive Chairman"), and Director has accepted such appointment, subject to the terms and conditions set forth in this Agreement.

     Therefore, the parties agree as follows:

     1. Term. Director shall serve as Non-Executive Chairman for the period beginning on the Effective Date and ending as provided in paragraph 6 (the "Appointment Period").

     2. Position and Duties.

     (a) During the Appointment Period, Director shall serve as Non-Executive Chairman and shall have the normal duties, responsibilities and authority of a non-employee director serving in such position.

     (b) During the Appointment Period, Director shall:

     (i) regularly attend and preside at PRGX shareholders' meetings and Board meetings;

     (ii)  serve  on and  preside  over  appropriate  committees  as  reasonably requested by the Board (including, subject to the Board's affirmative determination of Director's "independence" as defined by the listing standards of the NASDAQ National Market, all standing committees of the Board other than the audit committee);

     (iii) set meeting schedules;

     (iv) establish meeting agendas (in consultation with PRGX's Chief Executive Officer (the "CEO"));

     (v) set and establish agendas for regularly scheduled executive sessions of the non-employee and independent members of the Board;

     (vi) lead the Board in the exercise of its corporate oversight functions, including assignment of specific tasks to Board committees or individual members of the Board;

     (vii) manage information flow to the Board to facilitate appropriate understanding of and discussion regarding matters of interest or concern to the Board;

     (viii) be available to PRGX at mutually convenient times and places;

     (ix) attend external meetings and presentations (as appropriate and convenient);

     (x) perform such duties, services and responsibilities and have the authority commensurate to the position of Non-Executive Chairman; and

     (xi) advise the CEO regarding the corporate strategy and business plan of PRGX and its divisions and subsidiaries, including efforts to improve the operating and financial performance of PRGX and its divisions and subsidiaries and efforts to develop and grow PRGX's business.

PRGX and Director agree that final approval of the business plan and corporate strategy of PRGX rest with the full Board, it being understood that Director is authorized and expected to have a leading and active role in these matters independent of the Board and to organize and lead the Board in discussing and deciding these issues.

     (c) Director acknowledges that the duties described in this paragraph 2 are expected to require Director's commitment of the equivalent of two days per week of Director's business time and attention during the first six months of the Appointment Period, one to two days per week during the second six months of the Appointment Period, and one day per week thereafter during the Appointment Period. Director further acknowledges that these duties may, at times, require more or less than the time commitment described in the immediately preceding sentence.

     (d) Director shall continue to be bound by PRGX's Code of Conduct, including provisions thereof regarding conflicts of interest, to the extent applicable to non-employee directors.

     3. Status. Director's status during the Appointment Period shall not, for any purpose, be that of an employee or agent of PRGX with authority to bind PRGX in any respect. As Non-Executive Chairman, Director shall not be entitled to participate in any employee benefit plans of PRGX or receive other benefits of employment available to employees of PRGX.

     4. Remuneration.

     (a) Retainer Fee. On the Effective Date, PRGX shall pay Director an initial cash retainer fee of $42,000. Thereafter, during the Appointment Period, PRGX shall pay Director a cash retainer fee, payable monthly, as follows: (i) for the period commencing on August 1, 2005 through December 31, 2005, PRGX shall pay Director a cash retainer fee of $42,000 per month; (ii) for the period commencing January 1, 2006 through June 30, 2006, PRGX shall pay Director a cash retainer fee of $16,000 per month; and (iii) for the period commencing July 1, 2006 through the end of the Appointment Period, PRGX shall pay Director a cash retainer fee of $12,500 per month. The retainer fee payable for any month in which Director serves as Non-Executive Chairman for less than the entire month (other than July 2005) will be prorated based on the number of days during such month in which Director served as Non-Executive Chairman. The retainer fee payable for any month (other than July 2005) shall be payable in advance not later than the first day of such month.

     (b) Stock Options. In connection with Director's appointment to the position of Non-Executive Chairman, PRGX shall grant Director, at the earliest practicable date in accordance with PRGX's policies governing trading in PRGX's common stock, a stock option with respect to 450,000 shares of the common stock of PRGX, in accordance with a stock option agreement in the form attached hereto as Exhibit A.

     (c) Expense Reimbursement. PRGX will reimburse Director for all reasonable expenses incurred by Director during the Appointment Period in the course of performing Director's duties under this Agreement with respect to travel, entertainment and other business expenses, consistent with PRGX's reimbursement of non-employee directors generally and subject to PRGX's requirements applicable generally with respect to reporting and documentation of such expenses.

     (d) No Regular Director's Retainer Fee. The retainer fee payable pursuant to subparagraph 4(a) is in lieu of any regular directors' retainer and attendance fees otherwise payable to members of the Board (or any committee thereof) generally. Upon cessation of service by Director as Non-Executive Chairman, Director shall be eligible, so long as Director serves as a member of the Board, to receive any regular directors' retainer and attendance fees otherwise payable to members of the Board (or any committee thereof).

     5. Indemnification. Director shall continue to be entitled to indemnification from PRGX, through PRGX's articles of incorporation and bylaws, on the same basis as the other non-employee members of the Board, and shall continue to receive insurance coverage under any directors' and officers' liability insurance policy obtained by PRGX and in effect from time to time, on the same basis as other non-employee members of the Board. Contemporaneously with this Agreement, PRGX and Director shall execute an indemnification agreement in the form attached hereto as Exhibit B.

     6. Appointment Period. The Appointment Period shall terminate on the earlier of (i) the date of PRGX's 2008 annual meeting of shareholders; (ii) the date Director's service as Non-Executive Chairman terminates for any reason; or
(iii) the date Director's membership on the Board terminates for any reason.

     7. Non-Solicitation of Employees.

     (a) Agreement Not to Solicit Employees. Director acknowledges and agrees that in the performance of Director's duties to PRGX during the Appointment Period, Director will be brought into contact with PRGX's existing and potential employees. Director further understands and agrees that the foregoing makes it necessary, for the protection of the business of PRGX and any direct and indirect subsidiary, parent, affiliate, or related company of PRGX (such entities, the "Related Entities"), and Director hereby agrees that during the Appointment Period and for a period of two years from the date that the Appointment Period terminates, Director shall not, without PRGX's prior written consent, directly or indirectly, on Director's own behalf or in the service or on behalf of others, solicit, divert or recruit any PRGX employee or employee of any of the Related Entities to leave such employment, whether such employment is by written contract or at will.

     (b) Remedies.

     (i) By virtue of the duties and responsibilities attendant to Director's retention by PRGX and the special knowledge of PRGX's affairs, business, clients, and operations that Director has and will have as a consequence of Director's service as Non-Executive Chairman, Director acknowledges and agrees that irreparable loss and damage will be suffered by PRGX if Director should breach or violate the covenant contained in subparagraph 7(a). Therefore, in addition to any other remedies available to PRGX, Director acknowledges and agrees that PRGX shall be entitled to an injunction to prevent a breach or contemplated breach by Director of such covenant.

     (ii) The existence of any claim, demand, action or cause of action of Director against PRGX, whether predicated upon this Agreement or otherwise, is not to constitute a defense to PRGX's enforcement of the covenant contained in subparagraph 7(a).

     (c) Indirect Solicitation. Director will be in violation of this paragraph 7 if Director engages in the prohibited activity set forth in subparagraph 7(a) directly as an individual on Director's own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a shareholder of any corporation or the owner of the interests in any other entity, in which Director or Director's spouse, child or parent owns, directly or indirectly, individually or in the aggregate, more than 5% of the outstanding stock or other ownership interests.

     (d) Extension. If a court of competent jurisdiction finally determines that Director has violated any of Director's obligations under this paragraph 7, then the period applicable to those obligations is to automatically be extended by a period of time equal in length to the period during which those violations occurred.

     8. Director Representations. Director represents to PRGX that (a) the execution, delivery and performance of this Agreement by Director does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Director is a party or by which Director is bound, (b) Director is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity except as would not have an adverse effect on the business of PRGX or its affiliates, and (c) upon the execution and delivery of this Agreement by PRGX, this Agreement will be the valid and binding obligation of Director, enforceable in accordance with its terms.

     9. No Withholding of Taxes. The parties acknowledge that any remuneration provided by this Agreement represents non-employee revenue to Director for services rendered by Director as Non-Executive Chairman and, to the extent consistent with applicable law, PRGX shall not withhold any amounts from such remuneration as federal income tax withholding from wages or as employee contributions under the Federal Insurance Contributions Act or any other federal, state or local laws. Director acknowledges that Director shall be responsible for the payment of any federal, state or local taxes resulting from such remuneration.

     10. Expenses. Promptly following receipt of invoices therefor, PRGX will reimburse Director for Director's reasonable professional fees and costs (and related disbursements) incurred in connection with Director's negotiation and execution of this Agreement, in an amount not to exceed $15,000. Except as


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

provided for in the immediately preceding sentence, each party shall pay his or its own expenses incurred in connection with this Agreement.

     11. Successors and Assigns. This Agreement is to bind and inure to the benefit of and be enforceable by Director, PRGX and their respective heirs, executors, personal representatives, successors and assigns, except that neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other party. Director hereby consents to the assignment by PRGX of all of its rights and obligations under this Agreement to any successor to PRGX by merger or consolidation or purchase of all or substantially all of PRGX's assets, provided that the transferee or successor assumes PRGX's liabilities under this Agreement.

     12. Survival. Subject to any limits on applicability contained therein, paragraph 7 will survive and continue in full force in accordance with its terms notwithstanding any termination of the Appointment Period.

     13. Choice of Law. This Agreement is to be governed by the internal law, and not the laws of conflicts, of the State of Georgia.

     14. Severability. Whenever possible, each provision of this Agreement is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, that invalidity, illegality or unenforceability is not to affect any other provision or any other jurisdiction, and this Agreement is to be reformed, construed and enforced in the jurisdiction as if the invalid, illegal or unenforceable provision had never been contained herein.

     15. Notices. Any notice provided for in this Agreement is to be in writing and is to be either personally delivered, sent by reputable overnight carrier or mailed by first class mail, return receipt requested, to the recipient at the address indicated as follows:

                  Notices to Director:

                      David A. Cole
                      58 Finch Forest Trail, N.W.
                      Atlanta, Georgia  30327

                  Notices to PRGX:

                      PRG-Schultz International, Inc.
                      600 Galleria Parkway
                      Suite 100
                      Atlanta, Georgia  30339
                      Attn:  General Counsel

or any other address or to the attention of any other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement is to be deemed to have been given when so delivered, sent or mailed.



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

     16. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of PRGX and Director, and no course of conduct or failure or delay in enforcing the provisions of this Agreement is to affect the validity, binding effect or enforceability of this Agreement.

     17. Complete Agreement. This Agreement, together with the agreements referred to herein, embody the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way.

     18. Counterparts. This Agreement may be executed in separate counterparts, each of which are to be deemed to be an original and both of which taken together are to constitute one and the same agreement.

                          [ SIGNATURE PAGE TO FOLLOW ]

     The parties are signing this Agreement as of the date stated in the introductory clause.

                                         PRG-SCHULTZ INTERNATIONAL, INC.



                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:



                                         ---------------------------------------
                                         David A. Cole


                   [ Signature Page to Employment Agreement ]

                                    EXHIBIT A


                                OPTION AGREEMENT

                                OPTION AGREEMENT

     This Option Agreement (this "Option Agreement") is entered into as of ________ __, 2005 between PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("PRGX") and DAVID A. COLE ("Director").

     PRGX and Director are parties to a retainer agreement dated of even date herewith (the "Retainer Agreement").

     In connection with the appointment of Director to the position of non-executive chairman of the board of directors of PRGX (the "Non-Executive Chairman") and in accordance with subparagraph 4(b) of the Retainer Agreement, Director is to receive a stock option grant with respect to 450,000 shares of the common stock, no par value per share, of PRGX (the "Common Stock").

     Therefore, the parties agree as follows:

     1. Grant of Non-Qualified Stock Option. PRGX hereby grants to Director the right and option to purchase from PRGX, on the terms and subject to the conditions set forth in this Option Agreement, 450,000 shares of Common Stock (such shares, the "Option Shares"; such option, the "Option"). The date of grant of the Option (the "Grant Date") is ________ __, 2005. THE OPTION IS NOT TO CONSTITUTE AN INCENTIVE STOCK OPTION WITHIN THE MEANING OF SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. Of the 450,000 Option Shares, 150,000 Option Shares are time-vested Option Shares (the "Time-Vested Option Shares") and 300,000 Option Shares are performance-based Option Shares (the "Performance-Based Option Shares").

     2. Plan Terms Govern. The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the PRG-Schultz International, Inc. Stock Incentive Plan (as amended from time to time, the "Plan"), a copy of which has been delivered to Director. All terms and conditions of the Plan are hereby incorporated into this Option Agreement by reference and shall be deemed to be a part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of PRGX) are otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

     3. Exercise Price of the Option. The exercise price for the Option Shares is $_______ per share, the closing price of the Common Stock on the NASDAQ National Market on the Grant Date (the "Exercise Price").

     4. Vesting of the Option. Subject to the earlier expiration or termination of this Option in accordance with its terms, the Option Shares granted under this Option Agreement will be exercisable as follows:

     (a) Time-Vested Option Shares. The Time-Vested Option Shares will become exercisable on the 2006 Relevant Date, subject to subparagraph 4(d) and conditioned upon Director's membership on the board of directors of PRGX (the "Board") as of that date. For purposes of this Option Agreement, the "2006 Relevant Date" means the date that is the earlier of the date of the PRGX 2006 annual meeting of shareholders and June 30, 2006; the "2007 Relevant Date" means the date that is the earlier of the date of the PRGX 2007 annual meeting of shareholders and June 30, 2007; and the "2008 Relevant Date" means the date that is the earlier of the date of the PRGX 2008 annual meeting of shareholders and June 30, 2008.

     (b) Performance-Based Option Shares. Subject to subparagraphs 4(c) and 4(d), and subject to Director's continued membership on the Board, the Performance-Based Option Shares will become exercisable in three Tiers, as follows:

(1) 100,000 Performance-Based Option Shares will become exercisable upon attainment by PRGX, at any time following the 2006 Relevant Date (but prior to termination or expiration of this Option pursuant to Section 7), of a Market Price (as defined below) per share of the Common Stock of not less than $4.50 per share for 45 consecutive trading days ("Tier 1");

(2) 100,000 Performance-Based Option Shares will become exercisable upon attainment by PRGX, at any time following the 2006 Relevant Date (but prior to termination or expiration of this Option pursuant to Section 7), of a Market Price per share of the Common Stock of not less than $6.50 per share for 45 consecutive trading days ("Tier 2"); and

(3) 100,000 Performance-Based Option Shares will become exercisable upon attainment by PRGX, at any time following the 2007 Relevant Date (but prior to termination or expiration of this Option pursuant to Section 7), of a Market Price per share of the Common Stock of not less than $8.00 per share for 45 consecutive trading days ("Tier 3"),

($4.50 per share, $6.50 per share and $8.00 per share being referred to herein as the "Price Target" for Tier 1, Tier 2 and Tier 3, respectively). For purposes of this Option Agreement, "Market Price" means with respect to shares of Common Stock the daily closing price as reported by the NASDAQ National Market, or national securities exchange on which shares of Common Stock are then listed (or, if shares of Common Stock are not then quoted on the NASDAQ National Market or listed on a national securities exchange, the daily closing price reported in the over-the-counter market).

     (c) Discretionary Acceleration of Exercisability. The Compensation Committee of the Board (the "Compensation Committee") (excluding Director, if he is then serving on such committee) may, at the direction of the Nominating and Corporate Governance Committee of the Board (excluding Director, if he is then serving on such committee), except as provided in subparagraph 4(d), accelerate the exercisability of all or a portion of the Performance-Based Option Shares without regard to whether the requirements for exercisability thereof in subparagraph 4(b) have been met.

     (d) Mandatory Acceleration of Exercisability.

     (i) On the 2007 Relevant Date, (A) if the Price Target for Tier 1 has been exceeded for 45 consecutive trading days, but the Price Target for Tier 2 has not been achieved or exceeded for 45 consecutive trading days, the Option shall automatically become exercisable for a number of shares included in Tier 2 equal to 100,000 multiplied by the quotient of dividing (1) the result of subtracting
4.50 from the highest Market Price achieved by the Common Stock for forty-five consecutive trading days at any time after the Grant Date by (2) 2.00; and (B) if the Price Target for Tier 2 has been exceeded for 45 consecutive trading days, but the Price Target for Tier 3 has not been achieved or exceeded for 45 consecutive trading days, the Option shall automatically become exercisable for a number of shares included in Tier 3 equal to 100,000 multiplied by the quotient of dividing (1) the result of subtracting 6.50 from the highest Market Price achieved by the Common Stock for forty-five consecutive trading days at any time after the Grant Date by (2) 1.50. An acceleration of vesting pursuant to this subparagraph 4(d)(i) shall not prevent vesting (without duplication) pursuant to subparagraph 4(b) upon satisfaction of the Price Target conditions set forth therein.

     (ii) In the event Director's membership on the Board terminates due to Director's death or Disability (as defined in subparagraph 4(d)(iv)), (A) with respect to the Time-Vested Option Shares, the Option shall automatically become exercisable for a number of Time-Vested Option Shares equal to 150,000 multiplied by the quotient of dividing (1) the actual number of days after the Grant Date that Director served as a member of the Board by (2) 365 (the "2006 Quotient"); and (B) with respect to the Performance-Based Option Shares, (1) if the Price Target for Tier 1 has been achieved for 45 consecutive trading days, but termination of Director's membership on the Board occurs prior to the date that is 45 trading days after the 2006 Relevant Date, the Option shall automatically become exercisable for a number of shares included in Tier 1 equal to 100,000 multiplied by the 2006 Quotient, (2) if the Price Target for Tier 2 has been achieved for 45 consecutive trading days, but termination of Director's membership on the Board occurs prior to the date that is 45 trading days after the 2006 Relevant Date, the Option shall automatically become exercisable for a number of shares included in Tier 2 equal to 100,000 multiplied by the 2006 Quotient, and (3) if the Price Target for Tier 3 has been achieved for 45 consecutive trading days, but termination of Director's membership on the Board occurs prior to the date that is 45 trading days after the 2007 Relevant Date, the Option shall automatically become exercisable for a number of shares included in Tier 3 equal to 100,000 multiplied by the quotient of dividing (x) the actual number of days after the Grant Date that Director served as a member of the Board by (y) 730.

     (iii) Upon a Change in Control (as defined in subparagraph 4(d)(iv)) or if PRGX ceases to be a public company with reporting obligations under the Securities Exchange Act of 1934, as amended, (A) the Option will automatically become exercisable with respect to all Time-Vested Option Shares; (B) the Option will automatically become exercisable with respect to all Performance-Based Option Shares included in a Tier for which the applicable Price Target is exceeded by the Transaction Price (as defined in subparagraph 4(d)(iv)); and (C)
(1) if the Transaction Price exceeds the Price Target for Tier 1 but is less than the Price Target for Tier 2, the Option shall automatically become exercisable for a number of shares included in Tier 2 equal to 100,000 multiplied by the quotient of dividing (x) the result of subtracting 4.50 from the Transaction Price by (y) 2; and (2) if the Transaction Price exceeds the Price Target for Tier 2 but is less than the Price Target for Tier 3, the Option shall automatically become exercisable for a number of shares included in Tier 3 equal to 100,000 multiplied by the quotient of dividing (x) the result of subtracting 6.50 from the Transaction Price by (y) 1.50.



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

     (iv) For purposes of this Option Agreement:

     (A) "Disability" means Director's inability or expected inability (or a combination of both) to perform the duties of Non-Executive Chairman described in the Retainer Agreement due to an illness, accident or any other physical or mental incapacity for an aggregate of 90 days within any period of 180 consecutive days during which the Retainer Agreement is in effect, as determined in good faith by the Board (excluding Director);

     (B) "Change in Control" means the occurrence of any of the following events: (i) the acquisition of beneficial ownership of a majority of the outstanding voting stock of PRGX by any person (other than PRGX, a subsidiary of PRGX or any person that, on the date of this Option Agreement, beneficially owned not less than four million shares of the common stock of PRGX) or any two or more persons (other than persons that, on the date of this Option Agreement, beneficially owned not less than four million shares of the common stock of
PRGX) acting as a partnership, limited partnership, syndicate or other group, entity or association acting in concert for the purpose of voting, acquiring, holding, or disposing of voting stock of PRGX; at any time during any period of two consecutive years (not including any period prior to the date of this Option Agreement, individuals who at the beginning of such period constituted the Board, and any new directors, whose election by the Board or nomination for election by the holders of the voting stock of PRGX was approved by a vote of at least two-thirds of the directors of PRGX then still in office who either were directors of PRGX at the beginning of the period or whose election or nomination for election was previously so approved (the "Current Directors"), cease for any reason to constitute a majority thereof, (iii) a merger or a consolidation of PRGX with or into another corporation or entity, other than (A) a merger or consolidation with a subsidiary of PRGX, or (B) a merger or consolidation in which the holders of voting stock of PRGX immediately before the merger hold as a class immediately after the merger at least a majority of all outstanding voting power of the surviving or resulting corporation or its parent, the Current Directors constitute at least a majority of the board of directors of such surviving or resulting corporation or its parent, and such surviving or resulting corporation or its parent expressly assume and agree to perform the obligations of the PRGX under this Option Agreement; (iv) a statutory exchange of shares of one or more classes or series of outstanding voting stock of PRGX for cash, securities, or other property, other than an exchange in which the holders of voting stock of PRGX immediately before the exchange hold as a class immediately after the exchange at least a majority of all outstanding voting power of the entity with which PRGX stock is being exchanged, the Current Directors constitute at least a majority of the board of directors of such entity, and such entity expressly assumes and agrees to perform the obligations of the PRGX under this Option Agreement; (v) the sale or other disposition of all or substantially all of the assets of PRGX, in one transaction or a series of transactions, other than a sale or disposition in which the holders of voting stock of PRGX immediately before the sale or disposition hold as a class immediately after the exchange at least a majority of all outstanding voting power of the entity to which the assets of PRGX are being sold, the Current
Directors constitute at least a majority of the board of directors of such entity, and such entity expressly assumes and agrees to perform the obligations of the PRGX under this Option Agreement; or (vi) the liquidation or dissolution of PRGX; and

     (C) "Transaction Price" means the per-share price consideration for the Common Stock payable to PRGX's public shareholders in connection with the transaction resulting in, as applicable, (i) the Change in Control or (ii) PRGX ceasing to be a public company with reporting obligations under the Securities Exchange Act of 1934, as amended, or, in the case of clause (ii), if there is no transaction, the Market Price on the last trading day preceding such event. For purposes of determining the Transaction Price, any non-cash consideration to be received by PRGX's public shareholders will be valued by the Compensation Committee (excluding Director, if he is then serving on such committee), in good faith.

     (v) Except as otherwise provided in subparagraphs 4(c), 4(d)(ii) and 4(d)(iii), upon termination of Director's membership on the Board, no additional Option Shares shall become exercisable.

     5. Method of Exercise of Option.

     (a) To the extent then exercisable, Director may exercise the Option in whole or in part; except that no single exercise of the Option is to be for less than 100 Option Shares, unless at the time of the exercise, the maximum number of Option Shares available for purchase under the Option is less than 100 Option Shares. In no event is the Option to be exercised for a fractional share of Common Stock.

     (b) To exercise the Option, Director shall give written notice to PRGX stating the number of shares for which the Option is being exercised and the intended manner of payment. The date of this notice shall be the exercise date. The notice must be accompanied by payment in full of the aggregate Exercise Price, either by cash, check, note or any other instrument acceptable to the Compensation Committee (excluding Director, if he is then serving on such committee). Payment in full or in part may also be made in the form of shares of Common Stock already owned by Director based, in each case, on the Market Price of the shares of Common Stock on the date the Option is exercised; except that in no event is payment in full or in part for the exercise of an Option to be made with any Option Shares that, as of the date of exercise of the Option, have been owned by Director less than six months. If the payment is in the form of shares of Common Stock, then the certificate or certificates representing the those shares must be duly executed in blank by Director or must be accompanied by a stock power duly executed in blank suitable for purposes of transferring those shares to PRGX. Fractional shares of Common Stock will not be accepted in payment of the purchase price of Option Shares. PRGX shall not issue Option Shares until full payment for them has been made.

     (c) As soon as practicable upon PRGX's receipt of Director's notice of exercise and payment, PRGX shall direct the due issuance of the shares so purchased.

     (d) As a further condition precedent to the exercise of this Option in whole or in part, Director shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the shares of Common Stock and accordingly shall execute any documents that the Board (excluding Director), in its sole discretion, deems necessary or advisable to effect such compliance.

     (e) In the case of Director's death, the Option, to the extent exercisable, may be exercised by the executor or administrator of Director's estate or by any person or persons who have acquired the Option directly from Director by bequest or inheritance.

     6. Non-Transferability of Options. Director shall not assign or transfer the Option, other than by will or the laws of descent and distribution. During

Director's lifetime, only Director (or, in the event of legal incapacity or incompetency, Director's guardian or legal representative) may exercise the Option.

     7. Termination of Option.

     (a) On the date Director's membership on the Board terminates for any reason, any portion of the Option not then exercisable (after taking into account the provisions of subparagraphs 4(c)and 4(d)) shall terminate automatically and without further notice at the close of business on such date.

     (b) This Option Agreement and any exercisable portion of the Option not already exercised will terminate automatically and without further notice at the close of business on the earlier of: (i) the seventh anniversary of the Grant Date and (ii)(A) if Director's service as Non-Executive Chairman terminates prior to the 2006 Relevant Date, the date that is the number of days after cessation of Director's membership on the Board equal to 15 multiplied by the number of months (rounded to the nearest month) Director serves as Non-Executive Chairman; (B) if Director's service as Non-Executive Chairman terminates on or after the 2006 Relevant Date, but prior to the 2007 Relevant Date, the date that is the first anniversary of the termination of Director's membership on the Board; (C) if Director's service as Non-Executive Chairman terminates on or after the 2007 Relevant Date, but prior to the 2008 Relevant Date, the date that is 18 months after the date of the termination of Director's membership on the Board; or (D) if Director's service as Non-Executive Chairman terminates on or after the 2008 Relevant Date, the date that is the second anniversary of the termination of Director's membership on the Board.

     (c) In no event may the Option be exercised, in whole or in part, after termination pursuant to subparagraphs 7(a) or 7(b).

     8. Acknowledgment of Receipt of Plan Materials. PRGX has provided to Director, and Director hereby acknowledges receipt of, concurrent with execution of this Option Agreement, a copy of the Plan, a copy of the prospectus summarizing the Plan, and a copy of PRGX's 2004 annual report to shareholders.

     9. Interpretation of this Option Agreement. All decisions and interpretations made by the Board (excluding Director) or the Compensation Committee (excluding Director, if he is then serving on such committee)with regard to any question arising under this Option Agreement will be binding and conclusive on PRGX and Director and any other person entitled to exercise the Option as provided for in this Option Agreement.

     10. Choice of Law. This Option Agreement is to be governed by the internal law, and not the laws of conflicts, of the State of Georgia.

     11. Successors and Assigns. Subject to paragraph 6, this Option Agreement is to bind and inure to the benefit of and be enforceable by Director, PRGX and their respective heirs, executors, personal representatives, successors and assigns.

     12. Notices. Any notice provided for in this Option Agreement must be in writing and is to be either personally delivered, sent by reputable overnight carrier or mailed by first class mail, return receipt requested, to the recipient at the address indicated as follows:

                  Notices to Director:

                      David A. Cole
                      58 Finch Forest Trail, N.W.
                      Atlanta, Georgia  30327

                  Notices to PRGX:

                      PRG-Schultz International, Inc.
                      600 Galleria Parkway
                      Suite 100
                      Atlanta, Georgia 30339
                      Attn: General Counsel

or any other address or to the attention of any other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Option Agreement will be deemed to have been given when so delivered, sent or mailed.

     13. Severability. Whenever possible, each provision of this Option Agreement is to be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Option Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any particular jurisdiction, that invalidity, illegality or unenforceability is not to affect any other provision or any other jurisdiction, and this Option Agreement shall be reformed, construed and enforced in the particular jurisdiction as if the invalid, illegal or unenforceable provision had never been contained herein.

     14. Complete Agreement. This Option Agreement embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way.

     15. Amendment and Waiver. Subject to the next sentence, the provisions of this Option Agreement may be amended or waived only with the prior written consent of PRGX and Director, and no course of conduct or failure or delay in enforcing the provisions of this Option Agreement is to affect the validity, binding effect or enforceability of this Option Agreement. PRGX unilaterally may waive any provision of this Option Agreement in writing to the extent that the waiver does not adversely affect the interests of Director under this Option Agreement, but the waiver is not to operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of this Option Agreement.

                          [ SIGNATURE PAGE TO FOLLOW ]

     The parties are signing this Option Agreement as of the date stated in the introductory clause.

                                         PRG-SCHULTZ INTERNATIONAL, INC.



                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:



                                         ---------------------------------------
                                         David A. Cole

                     [ Signature Page to Option Agreement ]

                                    EXHIBIT B


                            INDEMNIFICATION AGREEMENT

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is entered into as of July __, 2005, between PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (the "Corporation"), and DAVID A. COLE (the "Indemnitee").

     Indemnitee is the non-executive chairman of the board of directors and a director of the Corporation, and in such capacity is performing a valuable service for the Corporation.

     Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Corporation on the condition that he be indemnified as herein provided.

     It is intended that Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate in full the indemnity provided herein.

     Therefore the parties agree as follows:

     1. Certain Definitions.

     (a) References to the "Corporation" shall include any corporation which is a parent corporation or a subsidiary corporation with respect to PRG-Schultz International, Inc. within the meaning of Section 425(e) or (f) of the Internal Revenue Code of 1986, as amended, and shall also include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (b) "Disinterested Director" shall mean a director of the Corporation who is not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

     (c) "Expenses" shall mean all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, costs of bonds, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or out-of-pocket expenses) actually and reasonably incurred in connection with a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that "Expenses" shall not include any Liabilities.

     (d) "Indemnification Period" shall mean the period of time during which Indemnitee has served and shall continue to serve as a director of the Corporation, and thereafter so long as Indemnitee shall be subject to any possible Proceeding arising out of acts or omissions of Indemnitee as a director or as an officer of the Corporation.

     (e) "Liabilities" shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or obligated to be paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement and any sums paid in respect of any deductible under any policies of directors' and officers' liability insurance) of any Proceeding.

     (f) "Nonreimbursable Liability" shall mean any expenses or liability incurred in a proceeding in which Indemnitee is adjudged liable, in a final and non-appealable judgment, to the Corporation or is subjected to injunctive relief in favor of the Corporation:

     (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation;

     (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law;

     (iii) for the types of liability set forth in Georgia Business Corporation Code Section 14-2-832; and

     (iv) for any transaction from which he received an improper personal benefit.

     (g) "Proceeding" shall mean any threatened, pending or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including any appeal therefrom.

     (h) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans and trusts; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan or trust, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan or trust shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

     2. Services by Indemnitee. Indemnitee agrees to serve as a director and/or officer of the Corporation so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Articles of Incorporation and By-laws of the Corporation (as each may be amended from time to time) or any subsidiary of the Corporation and until such time as he resigns or fails to stand for election or is removed from his position. Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Corporation shall have no obligation under this Agreement to continue Indemnitee in any such position.

     3. Indemnification.

     (a) The Corporation shall indemnify Indemnitee, to the fullest extent permitted by applicable law, whenever he is or was a party or is threatened to be made a party to any Proceeding, including without limitation any such Proceeding brought by or in the right of the Corporation, because he is or was the non-executive chairman of the board of directors or a director of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, employee, agent, trustee or plan fiduciary of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, or because of anything done or not done by Indemnitee in such capacity, against Expenses and Liabilities (including the costs of any investigation, defense, settlement or appeal) actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The foregoing notwithstanding, in no event shall the Corporation indemnify Indemnitee against any Nonreimbursable Liability.

     (b) Without in any way limiting the foregoing, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, he shall be indemnified against Expenses and Liabilities actually and reasonably incurred by him in connection therewith.

     4. Mandatory Advancement of Expenses. The Corporation shall advance to Indemnitee from time to time all reasonable Expenses incurred by or on behalf of Indemnitee within fifteen (15) days after the Corporation's receipt of a written request for an advance of Expenses by Indemnitee, whether prior to or after final disposition of a Proceeding. The written request for an advancement of any and all Expenses under this Section shall contain reasonable detail of the Expenses incurred by Indemnitee. The foregoing notwithstanding, the Corporation shall not be obligated to advance Expenses hereunder unless it shall have received from Indemnitee (a) a written affirmation of Indemnitee's good faith belief that his conduct did not constitute behavior which could result in Nonreimbursable Liability and (b) a written undertaking to repay any advances if it is ultimately determined that he is not entitled to indemnification pursuant to this Agreement.

     5. Limitations. The foregoing indemnity and advancement of Expenses shall apply only to the extent that Indemnitee has not been indemnified and reimbursed pursuant to such insurance as the Corporation may maintain for Indemnitee's benefit or pursuant to the Articles of Incorporation or Bylaws of the Corporation (as each may be amended from time to time); provided, however, that notwithstanding the availability of such other indemnification and reimbursement pursuant to such Corporation-maintained policies, Indemnitee may, with the Corporation's consent, claim indemnification and advancement of Expenses pursuant to this Agreement by assigning Indemnitee's claims under such insurance to the Corporation to the extent Indemnitee is paid by the Corporation.

     6. Insurance. The Corporation may, but is not obligated to, purchase and maintain insurance to protect itself and/or Indemnitee against Expenses and Liabilities in connection with Proceedings to the fullest extent permitted by applicable laws. The Corporation may, but is not obligated to, create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses as provided in this Agreement.

     7. Procedure for Determination of Entitlement to Indemnification.

     (a) Whenever  Indemnitee  believes  that he is entitled to  indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to the Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his claim for indemnification. Indemnitee shall submit such claim for indemnification within a reasonable time not to exceed three years after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding, whichever is the latest event for which Indemnitee requests indemnification. If a determination is required by the Corporation that Indemnitee is entitled to Indemnification, and the Corporation fails to respond within sixty (60) days of such request, the Corporation shall be deemed to have approved the request. Any indemnification or advance of expenses which is due and payable to Indemnitee shall be made promptly and in any event within thirty (30) days after the determination that Indemnitee is entitled to such amounts.

     (b) If such a determination is required, the Indemnitee shall be entitled to select the forum in which Indemnitee's request for indemnification will be heard, which selection shall be included in the written request for indemnification required in Section 7(a). The forum shall be any one of the following:

     (i) The shareholders of the Corporation; or

     (ii) A majority vote of the Board of Directors consisting of Disinterested Directors (even though less than a quorum); provided, however, that if there are no Disinterested Directors, or if the Disinterested Directors so direct, the determination shall be made by independent legal counsel in a written opinion.

     If Indemnitee fails to make such designation, his claim shall be determined by an appropriate court of the State of Georgia or a federal court located in the State of Georgia.

     8. Fees and Expenses of Counsel. The Corporation agrees to pay the reasonable fees and expenses of independent legal counsel should such counsel be retained to make a determination of Indemnitee's entitlement to indemnification pursuant to Section 7 of this Agreement.

     9. Remedies of Indemnitee.

     (a) In the event that (i) a determination pursuant to Section 7 hereof is made that Indemnitee is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement for any reason, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication of his rights in an appropriate court. The Corporation shall not oppose Indemnitee's right to seek any such adjudication.

     (b) In the event that a determination that Indemnitee is not entitled to indemnification, in whole or in part, has been made pursuant to Section 7 hereof, the decision in the judicial proceeding provided in paragraph (a) of this Section 9 shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination that he is not entitled to indemnification.

     (c) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 7 hereof or otherwise pursuant to the terms of this Agreement, the Corporation shall be bound by such determination in the absence of (i) misrepresentation of a material fact by Indemnitee or (ii) a specific finding (which has become final) by an appropriate court that all or any part of such indemnification is expressly prohibited by law.

     (d) In any court proceeding pursuant to this Section 9, the Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Corporation shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

     10. Modification, Waiver, Termination and Cancellation. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     11. Notice by Indemnitee and Defense of Claim. Indemnitee shall promptly notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative, arbitrative or investigative, but the omission to so notify the Corporation will not relieve it from any liability which it may have to Indemnitee if such omission does not prejudice the Corporation's rights. If such omission does prejudice the Corporation's rights, the Corporation will be relieved from liability only to the extent of such prejudice. With respect to any Proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

     (a) The Corporation will be entitled to participate therein at its own expense; and

     (b) The Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; provided, however, that the Corporation shall not be entitled to assume the defense of any Proceeding if Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee with respect to such Proceeding. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

     (i) The employment of counsel by Indemnitee has been authorized by the Corporation;

     (ii) Indemnitee shall have reasonably concluded that counsel engaged by the Corporation may not adequately represent Indemnitee;

     (iii) The Corporation shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence;

in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation.

     (c) The Corporation shall not settle any Proceeding in any manner which would impose any penalty, liability, obligation or limitation on Indemnitee without Indemnitee's written consent; provided, however, that Indemnitee will not unreasonably withhold his consent to any proposed settlement.

     12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be sent by Federal Express or other overnight or same day courier service providing a return receipt (and shall be effective when received or when refused, as evidenced on the return receipt) to the following addresses:

                           To Corporation:

                                    PRG-Schultz International, Inc.
                                    600 Galleria Parkway, Suite 100
                                    Atlanta, Georgia 30339
                                    Attention: General Counsel

                           To Indemnitee:

                                    David A. Cole
                                    58 Finch Forest Trail, N.W.
                                    Atlanta, Georgia  30327

     13. Nonexclusivity. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under the Georgia Business Corporation Code, the Corporation's Articles of Incorporation or By-Laws (as each may be amended from time to time), or any agreements, vote of shareholders, resolution of the Board of Directors or otherwise, except that the parties hereby declare that the Indemnification
Agreement, dated February 26, 2003, between the Indemnitee and the Corporation (the "2003 Agreement") is hereby terminated and such agreement is to have no further effect. The provisions of this Agreement are hereby deemed to be a contract right between the Corporation and the Indemnitee and any repeal of the relevant provisions of the General Corporation law of the State of Georgia, or other applicable law, shall not affect this Agreement or its enforceability.

     14. Binding Effect, Duration and Scope of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Corporation), heirs and personal and legal representatives. This Agreement shall continue in effect during the Indemnification Period, regardless of whether Indemnitee continues to serve as a director or as an officer.

     15. Severability. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

     (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

     (b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

     16. Governing Law and Interpretation of Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, as applied to contracts between Georgia residents entered into and to be performed entirely within Georgia. If the laws of the State of Georgia are hereafter amended to permit the Corporation to provide broader indemnification rights than said laws permitted the Corporation to provide prior to such amendment, the rights of indemnification and advancement of expenses conferred by this Agreement shall automatically be broadened to the fullest extent permitted by the laws of the State of Georgia, as so amended.

     17. Entire Agreement. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement (including the 2003 Agreement), except as specifically referred to herein or as provided in Section 13 hereof.

     18. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

     19.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

                          [ SIGNATURE PAGE TO FOLLOW ]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                         PRG-SCHULTZ INTERNATIONAL, INC.



                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:




                                         ---------------------------------------
                                         David A. Cole


                 [ Signature Page to Indemnification Agreement ]